Exhibit 99.2

TIME INC.
2014 TRENDING SCHEDULES
BASIS OF PRESENTATION

Time Inc. utilizes Adjusted Operating Income Before Depreciation and Amortization (Adjusted OIBDA), among other measures, to evaluate the performance of its business. Adjusted OIBDA is defined as Operating Income less Depreciation and Amortization (OIBDA) and adjusted for noncash impairments of goodwill, intangibles, fixed asset and investments, restructuring and severance costs, gains and losses on operating assets, and other costs related to mergers, acquisitions, investments or dispositions.

Free Cash Flow is defined as Cash provided by (used in) operations less capital expenditures. The Company uses Free Cash Flow to evaluate its business and this measure is considered an important indicator of the Company's liquidity, including its ability to reduce net debt, make strategic investments, and pay dividends to common shareholders.

We believe that the presentation of OIBDA, Adjusted OIBDA, and Free Cash Flow helps investors analyze underlying trends in our business, evaluate the performance of our business both on an absolute basis and relative to our peers and the broader market, provides useful information to both management and investors by excluding certain items that may not be indicative of our core operating results and operational strength of our business and helps investors evaluate our ability to service our debt.

Some limitations of OIBDA, Adjusted OIBDA, and Free Cash Flow are that they do not reflect certain charges that affect the operating results of the Company’s business and they involve judgment as to whether items affect fundamental operating performance.

A general limitation of these measures is that they are not prepared in accordance with U.S. generally accepted accounting principles and may not be comparable to similarly titled measures of other companies due to differences in methods of calculation and excluded items. OIBDA, Adjusted OIBDA, and Free Cash Flow should be considered in addition to, not as a substitute for, the Company’s Operating income (loss), Income (loss) from continuing operations and various cash flow measures (e.g., Cash provided by (used in) operations), as well as other measures of financial performance and liquidity reported in accordance with U.S. generally accepted accounting principles.

The pro forma share information presented herein gives effect to the issuance of 108.94 million common shares of the Company in connection with the spin-off of the Company from Time Warner as if it had occurred at the beginning of each period presented through the date of the spin-off, June 6, 2014. In addition, certain prior period amounts have been adjusted to conform to the current period presentation.

TIME INC.
2014 TRENDING SCHEDULES
CONSOLIDATED AND COMBINED BALANCE SHEETS
(In millions, except share amounts; Unaudited)

	2012				2013				2014
	March 31,	June 30,	September 30,	December 31,	March 31,	June 30,	September 30,	December 31,	March 31,	June 30,
ASSETS
Current assets
Cash and cash equivalents	$94	$116	$88	$81	$70	$69	$63	$46	$51	$204
Receivables, less allowances	507	497	468	588	530	520	502	489	414	383
Inventories, net of reserves	94	89	94	83	98	99	71	56	63	62
Deferred tax assets	100	89	85	82	82	82	82	75	75	98
Prepaid expenses and other current assets	70	71	67	52	73	84	96	97	133	113
Assets held for sale	—	—	—	—	—	—	—	—	—	51
Total current assets	865	862	802	886	853	854	814	763	736	911
Property, plant and equipment, net	620	599	588	576	544	529	521	534	494	475
Intangible assets subject to amortization, net	501	491	483	638	627	617	608	582	1,150	1,130
Intangible assets not subject to amortization	800	799	799	637	636	636	637	586	—	—
Goodwill	3,142	3,134	3,145	3,150	3,123	3,123	3,132	3,162	3,174	3,163
Other assets	46	48	50	48	45	45	44	47	72	78
Total assets	$5,974	$5,933	$5,867	$5,935	$5,828	$5,804	$5,756	$5,674	$5,626	$5,757
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities
Accounts payable and accrued liabilities	$429	$476	$466	$531	$453	$494	$514	$534	$499	$564
Deferred revenue	535	510	494	485	509	486	463	449	468	437
Current portion of long-term debt	—	—	—	—	—	—	—	—	—	7
Liabilities held for sale	—	—	—	—	—	—	—	—	—	12
Total current liabilities	964	986	960	1,016	962	980	977	983	967	1,020
Long-term debt	34	35	35	36	36	37	37	38	38	1,370
Deferred tax liabilities	292	292	305	313	306	315	326	313	298	296
Deferred revenue	151	145	141	137	140	133	128	135	129	122
Other noncurrent liabilities	95	86	90	149	101	89	130	163	213	191
Commitments and contingencies
Shareholders' Equity
Common stock, $0.01 par value, 400 million shares authorized; 108.97 million shares issued and outstanding	—	—	—	—	—	—	—	—	—	1
Preferred stock, $0.01 par value, 40 million shares authorized; none issued	—	—	—	—	—	—	—	—	—	—
Additional paid-in-capital	—	—	—	—	—	—	—	—	—	12,654
Time Warner investment	4,567	4,545	4,477	4,429	4,477	4,444	4,332	4,158	4,079	—
Accumulated deficit	—	—	—	—	—	—	—	—	—	(9,819)
Accumulated other comprehensive loss, net	(129)	(156)	(141)	(145)	(194)	(194)	(174)	(116)	(98)	(78)
Total shareholders' equity	4,438	4,389	4,336	4,284	4,283	4,250	4,158	4,042	3,981	2,758
Total liabilities and shareholders' equity	$5,974	$5,933	$5,867	$5,935	$5,828	$5,804	$5,756	$5,674	$5,626	$5,757

TIME INC.
2014 TRENDING SCHEDULES
CONSOLIDATED AND COMBINED STATEMENTS OF OPERATIONS
(In millions, except per share amounts; Unaudited)

	Year Ended	Three Months Ended				Year Ended	Three Months Ended				Year Ended	Three Months Ended
	12/31/2011	3/31/2012	6/30/2012	9/30/2012	12/31/2012	12/31/2012	3/31/2013	6/30/2013	9/30/2013	12/31/2013	12/31/2013	3/31/2014	6/30/2014
Revenues
Advertising	$1,923	$383	$472	$437	$527	$1,819	$389	$448	$430	$540	$1,807	$390	$461
Circulation
Subscription	754	179	180	179	210	748	166	174	176	205	721	180	171
Newsstand	498	107	108	115	117	447	88	95	105	101	389	86	83
Other	19	3	4	3	5	15	4	4	4	7	19	4	4
Total Circulation	1,271	289	292	297	332	1,210	258	273	285	313	1,129	270	258
Other	483	101	94	104	108	407	90	112	103	113	418	85	101
Total revenues	3,677	773	858	838	967	3,436	737	833	818	966	3,354	745	820
Operating expenses
Cost of revenues
Production costs	(847)	(184)	(202)	(192)	(217)	(795)	(171)	(182)	(182)	(211)	(746)	(175)	(191)
Editorial costs	(455)	(118)	(118)	(113)	(118)	(467)	(110)	(107)	(109)	(117)	(443)	(108)	(111)
Other	(78)	(16)	(17)	(30)	(19)	(82)	(19)	(30)	(31)	(53)	(133)	(23)	(26)
Total Cost of revenues	(1,380)	(318)	(337)	(335)	(354)	(1,344)	(300)	(319)	(322)	(381)	(1,322)	(306)	(328)
Selling, general and administrative expenses	(1,557)	(379)	(379)	(340)	(378)	(1,476)	(361)	(359)	(345)	(381)	(1,446)	(375)	(384)
Amortization of intangible assets	(42)	(9)	(9)	(9)	(9)	(36)	(10)	(10)	(10)	(12)	(42)	(19)	(20)
Restructuring and severance costs	(18)	(6)	(12)	(6)	(3)	(27)	(53)	(1)	(4)	(5)	(63)	(115)	(55)
Asset impairments	(17)	—	—	—	(6)	(6)	—	—	—	(79)	(79)	(26)	—
Goodwill impairment	—	—	—	—	—	—	—	—	—	—	—	—	(26)
Depreciation	(100)	(23)	(24)	(22)	(22)	(91)	(22)	(20)	(22)	(21)	(85)	(24)	(28)
Gain (loss) on operating assets	—	(42)	—	1	5	(36)	—	—	—	13	13	—	—
Total operating expenses	(3,114)	(777)	(761)	(711)	(767)	(3,016)	(746)	(709)	(703)	(866)	(3,024)	(865)	(841)
Operating income (loss)	563	(4)	97	127	200	420	(9)	124	115	100	330	(120)	(21)
Interest income (expense), net	(4)	(1)	—	(1)	(1)	(3)	(1)	—	(1)	(1)	(3)	(1)	(11)
Other income (expense), net	6	(2)	(1)	—	—	(3)	—	(3)	—	2	(1)	5	(1)
Income (loss) before income taxes	565	(7)	96	126	199	414	(10)	121	114	101	326	(116)	(33)
Income tax (provision) benefit	(197)	(4)	(34)	(42)	(71)	(151)	2	(46)	(46)	(35)	(125)	42	1
Net income (loss)	$368	$(11)	$62	$84	$128	$263	$(8)	$75	$68	$66	$201	$(74)	$(32)
Basic net income (loss) per common share	$3.38	$(0.10)	$0.57	$0.77	$1.17	$2.41	$(0.07)	$0.69	$0.62	$0.61	$1.85	$(0.68)	$(0.30)
Diluted net income (loss) per common share	$3.38	$(0.10)	$0.57	$0.77	$1.17	$2.41	$(0.07)	$0.69	$0.62	$0.61	$1.85	$(0.68)	$(0.30)
Weighted average basic common shares outstanding(1)	108.94	108.94	108.94	108.94	108.94	108.94	108.94	108.94	108.94	108.94	108.94	108.94	108.97
Weighted average diluted common shares outstanding(1)	108.94	108.94	108.94	108.94	108.94	108.94	108.94	108.94	108.94	108.94	108.94	108.94	108.97
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(1) The pro forma share information presented herein gives effect to the issuance of 108.94 million common shares of the Company in connection with the spin-off of the Company from Time Warner as if it had occurred at the beginning of each period presented through the date of the spin-off, June 6, 2014.

TIME INC.
2014 TRENDING SCHEDULES
CONSOLIDATED AND COMBINED STATEMENTS OF CASH FLOWS
(In millions; Unaudited)

	2011	2012				2013				2014
	Year Ended	Three Months Ended	Six Months Ended	Nine Months Ended	Year Ended	Three Months Ended	Six Months Ended	Nine Months Ended	Year Ended	Three Months Ended	Six Months Ended
	December 31,	March 31,	June 30,	September 30,	December 31,	March 31,	June 30,	September 30,	December 31,	March 31,	June 30,
OPERATING ACTIVITIES
Net income (loss)	$368	$(11)	$51	$135	$263	$(8)	$67	$135	$201	$(74)	$(106)
Adjustments to reconcile net income to cash provided by operations:
Depreciation and amortization	142	32	65	96	127	32	62	94	127	43	91
Asset impairments	17	—	—	—	6	—	—	—	79	26	26
Goodwill impairment	—	—	—	—	—	—	—	—	—	—	26
(Gain) Loss on investment and other assets, net	1	42	42	41	36	—	—	—	—	1	—
Equity in (gains) losses of investee companies, net of cash distributions	(6)	1	2	2	4	1	2	3	2	2	2
Equity-based compensation	41	16	25	32	39	7	9	13	18	2	10
Deferred income taxes	18	2	5	17	32	(5)	3	13	28	(11)	(11)
Changes in operating assets and liabilities	(107)	(13)	2	9	(46)	(28)	(25)	(11)	(37)	11	42
Cash provided by (used in) operations	474	69	192	332	461	(1)	118	247	418	—	80
INVESTING ACTIVITIES
Investments and acquisitions, net of cash acquired	(2)	(1)	(6)	(8)	(8)	(1)	(2)	(3)	10	(12)	(29)
Capital expenditures	(48)	(6)	(12)	(20)	(34)	(6)	(12)	(19)	(34)	(7)	(23)
Other investment proceeds	4	15	15	16	16	—	—	—	1	—	—
Cash provided by (used in) investing activities	(46)	8	(3)	(12)	(26)	(7)	(14)	(22)	(23)	(19)	(52)
FINANCING ACTIVITIES
Proceeds from the issuance of debt	—	—	—	—	—	—	—	—	—	—	1,377
Financing costs	—	—	—	—	—	—	—	—	—	—	(13)
Excess tax benefit from equity instruments	6	12	12	11	16	18	26	30	34	12	—
Transfer to Time Warner in connection with Spin-Off	—	—	—	—	—	—	—	—	—	—	(1,400)
Net transfers from (to) Time Warner	(411)	(90)	(180)	(338)	(465)	(21)	(142)	(273)	(464)	12	166
Cash provided by (used in) financing activities	(405)	(78)	(168)	(327)	(449)	(3)	(116)	(243)	(430)	24	130

INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	23	(1)	21	(7)	(14)	(11)	(12)	(18)	(35)	5	158
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	72	95	95	95	95	81	81	81	81	46	46
CASH AND CASH EQUIVALENTS, END OF PERIOD	$95	$94	$116	$88	$81	$70	$69	$63	$46	$51	$204

Free Cash Flow:
Cash provided by (used in) operations	$474	$69	$192	$332	$461	$(1)	$118	$247	$418	$—	$80
Less capital expenditures	(48)	(6)	(12)	(20)	(34)	(6)	(12)	(19)	(34)	(7)	(23)
Free Cash Flow(1)	$426	$63	$180	$312	$427	$(7)	$106	$228	$384	$(7)	$57
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(1) Free cash flow is defined as net cash flows provided by (used in) operations less capital expenditures.

TIME INC.
2014 TRENDING SCHEDULES
RECONCILIATION OF OPERATING INCOME (LOSS) TO ADJUSTED OIBDA
(In millions; Unaudited)

	Year Ended	Three Months Ended				Year Ended	Three Months Ended				Year Ended	Three Months Ended
	12/31/2011	3/31/2012	6/30/2012	9/30/2012	12/31/2012	12/31/2012	3/31/2013	6/30/2013	9/30/2013	12/31/2013	12/31/2013	3/31/2014	6/30/2014
Operating income (loss)	$563	$(4)	$97	$127	$200	$420	$(9)	$124	$115	$100	$330	$(120)	$(21)
Depreciation	100	23	24	22	22	91	22	20	22	21	85	24	28
Amortization	42	9	9	9	9	36	10	10	10	12	42	19	20
OIBDA(1)	705	28	130	158	231	547	23	154	147	133	457	(77)	27
Asset impairments	17	—	—	—	6	6	—	—	—	79	79	26	—
Goodwill impairment	—	—	—	—	—	—	—	—	—	—	—	—	26
Restructuring and severance costs	18	6	12	6	3	27	53	1	4	5	63	115	55
(Gain) loss on operating assets	—	42	—	(1)	(5)	36	—	—	—	(13)	(13)	—	—
Other costs(2)	—	1	—	—	—	1	—	—	1	—	1	—	5
Adjusted OIBDA(3)	$740	$77	$142	$163	$235	$617	$76	$155	$152	$204	$587	$64	$113
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(1) OIBDA is defined as operating income (loss) less depreciation and amortization.
(2) Other costs are primarily transaction costs related to acquisitions and dispositions during the periods presented.
(3) Adjusted OIBDA is defined as OIBDA less Asset impairments, Goodwill impairment, Restructuring and severance costs, Gains or losses on operating assets and other costs related to acquisitions, dispositions and mergers.